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                                                                     EXHIBIT 24



                               POWER OF ATTORNEY


         I, Elmo B. Hunter, the sole trustee of Loyal Trust No. 1 (the "Trust") hereby appoint Richard A. Massman, John J. Murphy and Elizabeth A. Lurd as agents and attorney-in-fact, each with the ability to individually act for and on behalf of the undersigned in my capacity as trustee of the Trust in any lawful way with respect to the following:

1. Scope of Authority. To execute (i) any and all schedules and amendments thereto which are required to be filed by the Trust with the Securities and Exchange Commission ("SEC") pursuant to Section 13(d) of the Exchange Act of 1934 (the "Exchange Act") and the Rules and Regulations promulgated thereunder, and (ii) any and all schedules or forms required to be filed by the Trust pursuant to Section 16 of the Exchange Act and the Rules and Regulations promulgated thereunder including, without limitation, Forms 3, 4, or 5.

2. Revocation. This power of attorney may be voluntarily revoked by the undersigned only by filing such written instrument in the Deed Records of Dallas County, State of Texas

3. Governing Law. The validity, construction, and interpretation of this Power of Attorney shall be governed by the laws of the State of Texas.


         Signed this 11th day of December, 1996.


                                            /s/ Elmo B. Hunter
                                          --------------------------------------
                                              Elmo B. Hunter, Trustee of Loyal
                                              Trust

                                          Approved

                                            /s/ Richard A. Massman
                                          --------------------------------------
                                          Richard A. Massman, Member of Advisory
                                          Board of Loyal Trust No. 1
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STATE OF MISSOURI        )
                         )
COUNTY OF JACKSON        )

This document was acknowledged before me on December 11, 1996, by Elmo B.
Hunter.


                                         /s/ KELSIE PIERCE
                                        --------------------------------------
                                        (Signature of Notarial Officer)


(SEAL)
                                         KELSIE PIERCE
                                        --------------------------------------
                                        (Printed name of Notary)

                                        My Commission Expires:   5/24/98
                                                              ----------------

STATE OF TEXAS           )
                         )
COUNTY OF DALLAS         )

This document was acknowledged before me on December 11, 1996, by Richard A. Massman.


                                         /s/ PATRICIA C. NASH
                                        --------------------------------------
                                        (Signature of Notarial Officer)


(SEAL)

                                        --------------------------------------
                                        (Printed name of Notary)

                                        My Commission Expires:
                                                              ----------------



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